                                January 3, 2000



         Reference is made to that certain Stock Purchase Agreement, dated as of September 22, 1999 (the "Stock Purchase Agreement") among Chancellor Media Corporation of Los Angeles ("Seller"), Primedia Broadcast Group, Inc., WIO, Inc., Cadena Estereotempo, Inc., Portorican American Broadcasting, Inc., WLDI, Inc., WRPC, Inc., WOYE, Inc., WZNT, Inc., WOQI, Inc. (the "Companies"), and Spanish Broadcasting System of Puerto Rico, Inc. ("Buyer"). The Buyer, Seller and the Companies are referred to collectively herein as the "Parties."

         Whereas the Seller owns all of the issued and outstanding capital stock of the Companies, except for Portorican American Broadcasting, Inc., a wholly owned subsidiary of WOQI, Inc, and Cadena Estereotempo, Inc., a wholly owned subsidiary of WIO, Inc, (the capital stock of all of the Companies, except for the capital stock of Portorican American Broadcasting, Inc. and Cadena Estereotempo, Inc., is collectively referred to herein as the "Target Shares," and the capital stock of Cadena Estereotempo, Inc, and Portorican American Broadcasting, Inc. is collectively referred to herein as the "Subsidiary Shares");

         Whereas the Companies own and operate radio stations WIOA(FM), San Juan, Puerto Rico, WIOB (FM), Mayaguez, Puerto Rico, WIOC(FM), Ponce, Puerto Rico, WCOM(FM), Bayamon, Puerto Rico, WZMT(FM), Ponce, Puerto Rico, WOYE-FM, Mayaguez, Puerto Rico, WCTA-FM, San German, Puerto Rico, and WZNT(FM), San Juan, Puerto Rico (all of the above enumerated radio stations being hereinafter referred collectively to as the "Stations" or individually as "Station") pursuant to licenses issued by the Federal Communications Commission ("FCC");

         Whereas, the Parties entered into the Stock Purchase Agreement and pursuant to the terms of the Stock Purchase Agreement the Seller is to sell and the Buyer is to purchase all of the issued and outstanding Target Shares and Subsidiary Shares and by so doing acquire the radio broadcasting business currently conducted by the Stations, upon the terms and conditions set forth in the Stock Purchase Agreement;

         Whereas the Parties entered into the Time Brokerage Agreement, (the "TBA") concurrently with the execution of the Stock Purchase Agreement, the TBA was to become effective as of the Commencement Date (as defined in the Stock Purchase Agreement) and such Commencement Date has passed and the Parties have agreed that the TBA never became effective; and

         Whereas, the Parties wish to effect the Closing, as defined in the Stock Purchase Agreement.

         Now, therefore, the Parties agree to the following:

         1. The Closing will close on January 14, 2000.

         2. the Parties agree not to enter into the TBA as required by the Stock Purchase Agreement and each Party agrees that such TBA did not come into effect and the Commencement Date did not occur;

         3. The Buyer agrees to pay to the Seller an additional $300,000 as an increase in Purchase Price (as defined in the Stock Purchase Agreement).


         This letter agreement incorporates by reference the provisions of
Article XI, entitled "Miscellaneous," of the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                                       SPANISH BROADCASTING SYSTEM OF
                                       PUERTO RICO, INC.

                                       By:        /s/ Joseph A. Garcia
                                       Name:      Joseph A. Garcia
                                       Title:     Chief Financial Officer
                                                  Executive Vice President
                                                  and Secretary

                                       CHANCELLOR MEDIA CORPORATION
                                       OF LOS ANGELES

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       PRIMEDIA BROADCAST GROUP, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WIO, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       CADENA ESTEREOTEMPO, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       PORTORICAN AMERICAN
                                       BROADCASTING, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WLDI, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WPRC, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WOYE, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WZNT, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President

                                       WOQI, INC.

                                       By:        /s/ Kathy Archer
                                       Name:      Kathy Archer
                                       Title:     Senior Vice President